UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                  SCHEDULE 14C

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. _ )


Check the appropriate box:

    /x/  Preliminary  Information  Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    / /  Definitive  Information  Statement

                              KAIRE HOLDINGS INC.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/  No  fee  required.
    / /  Fee  computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)   Proposed maximum aggregate value of transaction:



/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                              KAIRE HOLDINGS, INC.
                               8135 Clybourn Ave.
                          Sun Valley, California 91352

                    NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

                                 April 14, 2003

To Shareholders of Kaire Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of our shareholders, dated March 28, 2003, in lieu of a special meeting of the shareholders. The following actions will be effective on or about May 5, 2003:

     1. amendment of our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each two hundred outstanding shares of Common Stock.

     2. the ratification of the appointment of Pohl, McNabola & Berg, LLP as our independent accountants for the current fiscal year.

This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.


                                         By Order of the Board of Directors,

                                         /s/  Steven Westlund
                                              ----------------
                                              Steven Westlund, Chief Executive
                                              Officer and Director.

                              KAIRE HOLDINGS, INC.
                               8135 Clybourn Ave.
                          Sun Valley, California 91352


                              INFORMATION STATEMENT
                        WRITTEN CONSENT OF SHAREHOLDERS

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


This Information Statement is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by KAIRE HOLDINGS INC., a Delaware corporation, in connection with certain actions to be taken by the written consent by the majority shareholders of Kaire holdings, dated March 28, 2003.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the shareholders.

THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS April 14, 2003.

We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on May 5, 2003.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

     1. amendment of our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each two hundred outstanding shares of Common Stock.

     2. the ratification of the appointment of Pohl, McNabola & Berg, LLP as our independent accountants for the current fiscal year.


Shareholders of record at the close of business on March 28, 2003 are entitled to notice of the action to be effective on or about May 5, 2003. As of the record date, our authorized capitalization consisted of 900,000,000 shares of common stock, par value $0.001 per share, of which 880,484,863 were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the record date have voted in favor of the foregoing actions by resolution dated March 28, 2003; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Shareholders of record at the close of business on March 28th, 2003 are being furnished copies of this Information Statement. The principal executive office of the Company is located at 8135 Clybourn Ave., Sun Valley, California 91352 and the Company's telephone number is (818) 255-4996.

SHAREHOLDER DISSENTER'S RIGHT OF APPRAISAL

The General Corporate Law of Delaware does not provide for dissenter's rights of appraisal in connection with the proposed actions.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED IN THIS INFORMATION STATEMENT.



                    MATTERS SET FORTH IN THE WRITTEN CONSENTS

The Written Consents contain:

     (i) A Resolution dated March 28, 2003, to amend the Certificate of Incorporation in order to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each two hundred outstanding shares of Common Stock and ratification of the appointment of Pohl, McNabola & Berg, LLP as our independent accountants for the current fiscal year.

Shareholders representing 51.5% of the votes of the currently issued and outstanding shares of Common Stock have executed the Written Consents, thereby ensuring the stock combination and name change. See "Other Information Regarding The Company - Security Ownership of Certain Beneficial Owners and Management."

Set forth below is a table of the stockholders who have executed the Written Consents and, to the best of the Company's knowledge, the number of shares of Common Stock beneficially owned by such stockholders as of March 28, 2003:


                               Common Shares      Votes/Shr.  Common Votes   % of Total
                                                                               Votes
-----------------------------  -----------------------------  -------------------------

Total Common Issued and Outstanding
                  Votes Possible                           1   880,484,683         100%
Votes by Written Consent For Reverse Split
Beneficial Owner

---------------------------------------------------------------------------------------

George R. LeFevre               55,000,000                 1    55,000,000         6.2%
Scott Absher                    55,000,000                 1    55,000,000         6.2%
EntreMetix                     250,000,000                 1   250,000,000        28.4%
Randy Jones                      8,666,666                 1     8,666,666         1.0%
Jay Isco                         2,000,000                 1     2,000,000          .2%
Owen Naccarato                  57,666,666                 1    57,666,666         6.5%
Joseph Maleki                    3,500,000                 1     3,500,000          .4%
Mike Isco                       12,500,000                 1    12,500,000         1.4%
Stash Trust                     10,333,333                 1    10,333,333         1.2%
                               -----------                    ------------  -----------
Total                          454,666,665                 1   454,666,665        51.5%

                                  VOTE REQUIRED

Counterpart copies of the Written Consents evidencing a majority of the outstanding shares of Common Stock, must be received by the Company within sixty days of the earliest dated consent delivered by the Company in order to effectuate the matters set forth therein. As of March 28, 2003 (the dates of the Written Consents), 880,484,863 shares of Common Stock were issued and outstanding with votes of 880,484,683 votes thus, Stockholders representing no less than 440,242,432 votes from Common Stock, were required to execute the Written Consents to effect the matter set forth therein. As discussed under "Matters Set Forth in the Written Consents," shareholders owning approximately 454,666,665 votes, or 51.5% of the votes of Common Stock, have executed the Written Consents and delivered them to the Company as required by law within the 60 day period, thereby ensuring the stock combination and name change.

CERTAIN EFFECTS OF THE REVERSE SPLIT

The following table illustrates the principal effects of the Reverse Split to the 880,484,863 shares of Common Stock outstanding as of March 28, 2003:

COMMON SHARES:
--------------
                                        PRIOR TO        AFTER 1 FOR 2    AFTER 1 FOR 200
     NUMBER OF SHARES                    REVERSE           REVERSE           REVERSE
                                       STOCK SPLIT       STOCK SPLIT       STOCK SPLIT

Common Stock:
Authorized . . . . . . . . . . .           900,000,000      900,000,000      900,000,000

Outstanding. . . . . . . . . . .           880,484,863      440,242,312        4,402,424

Available for Future
 Issuance. . . . . . . . . . . .            19,515,137      459,757,688      895,597,576


                     OTHER INFORMATION REGARDING THE COMPANY

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of March 28, 2003 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each of the Company's directors and executive officers, and (iii) all officers and directors of the Company as a group. Except as otherwise listed below, the address of each person is c/o KAIRE HOLDINGS INC., 8135 Clybourn Ave., Sun Valley, California 91352.
________________________________________________________________________________

Name and Address           Shares Beneficially Owned             Percent of
                                                                  Class (1)

Steven R. Westlund                  33,333(2)                         0%
8135 Clybourn Ave.
Sun Valley, CA 91352
________________________________________________________________________________

(1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares of 880,484,863 and the total number of shares owned by each person is calculated as of March 28, 2003.

BOARD COMMITTEES

The Board of Directors does not currently maintain an Audit Committee or a Compensation Committee, but plans to appoint an Audit Committee and a Compensation Committee in the near future. During the fiscal year ended December 31, 2002, the Board of Directors held one meeting.

COMPENSATION  OF  DIRECTORS

The Company's Directors are not currently compensated for attendance at Board of Directors meetings.

EXECUTIVE  COMPENSATION

         The following table lists the names and ages of the executive officers and directors of the Company and the Subsidiary. The directors were elected on February 28, 2002 and will continue to serve until the next annual shareholders meeting or until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

Name                  Age          Position With the Company
----------------      ---          ------------------------------------
Steven Westlund        57          Chief Executive Officer and Chairman

Steve Westlund: On April 1, 2000, Mr. Westlund signed a three-year employment
--------------
agreement (attached hereto as Exhibit 10.36). The contract calls for Mr. Westlund to be paid a base salary of $8,333.33 per month for the first year of the term. Mr. Westlund's base salary shall increase 15 % per year for the second year and third years, respectively, per the agreement.

Although Mr. Westlund's Employment Agreement states that his salary is to be $8,333.33 per month, his actual pay has been $ 2,900.00 per month. Mr. Westlund is entitled to be paid the balance of his monthly compensation in either cash or equity.

                                       SUMMARY  COMPENSATION  TABLE

                                                                    LONG-TERM COMPENSATION
                                                               --------------------------------
                                ANNUAL COMPENSATION                    AWARDS           PAYOUTS
                     ----------------------------------------  -----------------------  -------
NAME AND                                                       RESTRICTED   SECURITIES
PRINCIPAL                                      OTHER ANNUAL       STOCK     UNDERLYING    LTIP     ALL OTHER
POSITION              YEAR    SALARY   BONUS  COMPENSATION(1)    AWARD(S)   OPTIONS(#)  PAYOUTS  COMPENSATION
-------------------  ------  --------  -----  ---------------  ----------  -----------  -------  ------------

Steven Westlund        2002   $35,000      0                 0          0            0        0             0
                       2001   $25,750      0                 0          0            0        0             0
                       2000   $     0      0                 0          0            0        0             0

OPTIONS GRANTED IN LAST FISCAL YEAR

No options to purchase Common Stock of the Company have been granted to the Company's executive officers.

FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

No options to purchase Common Stock of the Company have been granted to the Company's executive officers.

EMPLOYEE COMPENSATION

We do not yet have a compensation committee that approves or offers recommendations on compensation for our employees.

LEGAL PROCEEDINGS

None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 29, 2003 Steven Westlund was issued a promissory note by Effective Health for $2,500 for funds to the company. The note was due in thirty days. The note is still outstanding.

On December 16, 2002 Steven Westlund was issued a promissory note by Effective Health for $8,500 for funds to the company. The note was due in thirty days. The note is still outstanding.



  THE APPOINTMENT OF POHL, MCNABOLA & BERG AS AUDITORS FOR KAIRE HOLDINGS INC.


     The Board of Directors of the Company has selected Pohl, McNabola, Berg & Company LLP, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2003. Pohl, McNabola, Berg & Company LLP has served in this capacity since December 31, 1998.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov and at Kaire Holdings
                                  ------------------
website at http://kaireholdingsinc.com.
           ----------------------------

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                    By Order of the Board of Directors

                                    /s/  Steven Westlund
                                       -----------------
                                         Steven Westlund, Chief Executive
                                         Officer and Chairman

April 14, 2003
Sun Valley, California

                                    EXHIBIT A

                               KAIRE HOLDINGS INC.

          NOTICE PUSUANT TO SECTION 228 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

TO: ALL STOCKHOLDERS

1. PLEASE TAKE NOTICE THAT Stockholders owning at least a majority of the outstanding stock of Kaire Holdings Inc., by written consent dated March 28, 2003 have duly adopted the following resolution:

     "a resolution approving an amendment to the Corporation's Certificate of Incorporation, as amended, to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each two hundred outstanding shares of Common Stock and the approval of Pohl, McNabola, Berg & Company LLP, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2003 .


DATE: April 14, 2003